UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): October 19, 2005

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

         Maryland               Commission File Number:            95-2635431
         --------                       1-8383                     ----------
(State or other jurisdiction                                    (I.R.S. Employer
      of incorporation)                                          Identification)


                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)  The following information is being furnished by the Company as required for
     Item 2.02(a) of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On October 19, 2005, the Company issued a press release announcing its earnings results for the quarter ended September 30, 2005. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 2.02(a) of this report.








--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.




                                        MISSION WEST PROPERTIES, INC.

Date: October 20, 2005                  By: /s/ Wayne N. Pham
                                        ----------------------------------------
                                        Wayne N. Pham
                                        Vice President of Finance and Controller

EXHIBIT 99.1


                                                                  PRESS RELEASE

For Immediate News Release
October 19, 2005

     MISSION WEST PROPERTIES ANNOUNCES THIRD QUARTER 2005 OPERATING RESULTS

  "We build the buildings for the high tech companies that build the internet"


Cupertino, CA - Mission West Properties, Inc. (AMEX/PCX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended September 30, 2005 was $18,528,000 or $0.18 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to $24,519,000 or $0.23 per diluted common share for the same period in 2004. On a sequential quarter basis, FFO per diluted common share decreased $0.02 compared to the previous quarter ended June 30, 2005. Settlements of former tenant breach of lease and termination fees accounted for approximately $0.02 per diluted share in the second quarter 2005. For the nine months ended September 30, 2005, FFO decreased to $59,977,000 or $0.57 per diluted share from FFO of $80,338,000 or $0.77 per diluted share for the same period in 2004.

Net income to common stockholders per diluted share was $0.13 for the quarter ended September 30, 2005 compared to $0.18 for the same period in 2004, a per share decrease of approximately 27.8%. For the nine months ended September 30, 2005, net income to common stockholders per diluted share was $0.41, down from $0.58 one year ago, a per share decrease of approximately 29.3%.

FINANCING ACTIVITY

In July 2005, the Company obtained a $125 million secured fully amortizing 20 year mortgage loan from Allianz Life Insurance Company of North America that bears annual fixed interest rate of 5.22%. The mortgage loan is secured by eight properties. The Company paid approximately $838,000 in loan fees and financing costs and used the proceeds to primarily pay off short-term debt and the Berg Group line of credit.

DISPOSITION ACTIVITY

In October 2005, the Company completed the sale of a 239,000 rentable square foot R&D property at 800 Embedded Way, San Jose, California. A gain of approximately $0.8 million will be realized on the total sales price of $15.1 million.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 107 properties totaling approximately 7.8 million square feet. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will", "anticipate", "estimate", "expect", "intends", or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)



                                                   Three Months        Three Months      Nine Months       Nine Months
                                                      Ended               Ended             Ended             Ended
                                                  Sept 30, 2005       Sept 30, 2004     Sept 30, 2005     Sept 30, 2004
                                                 -----------------    ---------------   ---------------   ---------------
REVENUES:
Rental revenue from real estate                     $24,692 (1)          $29,494 (1)       $76,043 (1)        $ 90,526 (1)
Tenant reimbursements                                 4,031                3,740            11,254              11,623
Other income, including lease terminations,
     settlements and interest                           426                  396             3,018               5,401
                                                 -----------------    ---------------   ---------------   ---------------
  Total revenues                                     29,149               33,630            90,315             107,550
                                                 -----------------    ---------------   ---------------   ---------------
EXPENSES:
Operating expenses                                    2,497                2,246             6,635               6,877
Real estate taxes                                     2,804                2,559             7,466               8,364
Interest                                              5,494                4,468            16,046              13,051
Interest (related parties)                              229                  256               779                 760
General and administrative                              424                  395             1,542               1,628
Depreciation and amortization of real estate          5,268 (2)            5,269 (2)        16,005 (2)          16,168 (2)
                                                 -----------------    ---------------   ---------------   ---------------
  Total expenses                                     16,716               15,193            48,473              46,848
                                                 -----------------    ---------------   ---------------   ---------------
Income before equity in earnings of unconsolidated
     joint venture and minority interests            12,433               18,437            41,842              60,702
Equity in earnings of unconsolidated joint venture      291                  345               677               1,564

Minority interests                                  (10,551)             (15,590)          (35,172)            (51,757)
                                                 -----------------    ---------------   ---------------   ---------------
   Income from continuing operations                  2,173                3,192             7,347              10,509
                                                 -----------------    ---------------   ---------------   ---------------

Discontinued operations, net of minority interests:
  Gain from disposal of discontinued operations         291                    -               305                   -
  (Loss)/income from discontinued operations            (13)                 (19)              (98)                (18)
                                                 -----------------    ---------------   ---------------   ---------------
Income from discontinued operations                     278                 (19)               207                 (18)
                                                 -----------------    ---------------   ---------------   ---------------
Net income to common stockholders                    $2,451               $3,173            $7,554             $10,491
                                                 =================    ===============   ===============   ===============
Net income to minority interests                    $11,541              $15,488           $35,823             $51,596
                                                 =================    ===============   ===============   ===============
Income per share from continuing operations:
   Basic                                              $0.12                $0.18             $0.40               $0.58
   Diluted                                            $0.12                $0.18             $0.40               $0.58
Income per share from discontinued operations:
   Basic                                              $0.01                    -             $0.01                   -
   Diluted                                            $0.01                    -             $0.01                   -
                                                 -----------------    ---------------   ---------------   ---------------
Net income per share to common stockholders:
   Basic                                              $0.13                $0.18             $0.41               $0.58
                                                 =================    ===============   ===============   ===============
   Diluted                                            $0.13                $0.18             $0.41               $0.58
                                                                                        ===============   ===============
Weighted average shares of common stock (basic)     18,356,278           18,071,484        18,242,495        18,019,277
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (diluted)   18,407,891           18,098,174        18,289,699        18,077,854
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units outstanding             86,169,195           86,410,402        86,254,519        86,459,617
                                                 =================    ===============   ===============   ===============

FUNDS FROM OPERATIONS
Funds from operations                               $18,528              $24,519           $59,977          $80,338
                                                 =================    ===============   ===============   ===============
Funds from operations per share (3)                  $ 0.18               $ 0.23            $ 0.57           $ 0.77
                                                 =================    ===============   ===============   ===============
Outstanding common stock                            18,367,691           18,077,191        18,367,691        18,077,191
                                                 =================    ===============   ===============   ===============
Outstanding O.P. units                              86,169,195           86,404,695        86,169,195        86,404,695
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units and common stock
   outstanding (diluted)                           104,577,086          104,508,576       104,544,218       104,537,470
                                                 =================    ===============   ===============   ===============

                                                   Three Months        Three Months      Nine Months       Nine Months
FUNDS FROM OPERATIONS CALCULATION                     Ended               Ended             Ended             Ended
                                                  Sept 30, 2005       Sept 30, 2004     Sept 30, 2005     Sept 30, 2004
                                                 -----------------    ---------------   ---------------   ---------------
Net income                                          $ 2,451              $ 3,173          $  7,554             $10,491
Add:
   Minority interests (4)                            11,414               15,377            35,441              51,228
   Depreciation and amortization of real estate
from                                                  5,721                5,592            17,301              17,488
     continuing operations
   Depreciation and amortization of real estate
from                                                     77                  159               315                 476
     discontinued operations
   Depreciation & amortization of real estate
held in                                                 210                  218               774                 655
     unconsolidated joint venture
Less:
   Gain on sale of real estate                       (1,345)                   -            (1,408)                  -
                                                 -----------------    ---------------   ---------------   ---------------
Funds from operations                               $18,528              $24,519           $59,977             $80,338
                                                 =================    ===============   ===============   ===============

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts ("REITs") to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO to be an appropriate supplemental measure of the Company's operating and financial performance because when compared year over year, it reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, providing a perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information about the Company's financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                   Three Months       Three Months      Nine Months         Nine Months
                                                       Ended             Ended             Ended               Ended
PROPERTY AND OTHER DATA:                           Sept 30, 2005     Sept 30, 2004     Sept 30, 2005       Sept 30, 2004
                                                  ---------------   ---------------   -----------------   ---------------
Total properties, end of period                            107               109                 107               109
Total square feet, end of period                     7,780,082         7,917,262           7,780,082         7,917,262
Average monthly rental revenue per square foot (5)       $1.57             $1.81               $1.56             $1.79
Average occupancy                                         67.5%             69.2%               68.3%             72.2%
Actual occupancy                                          67.5%             69.0%               67.5%             69.0%
Straight-line rent                                       ($ 99)             $289              $  791            $  141
Leasing commissions                                       $ 37              $216              $3,990            $1,391
Capital expenditures                                      $234              $  1              $  871            $  371



BALANCE SHEET                                 September 30, 2005     December 31, 2004
                                              --------------------  --------------------
Assets:
Land                                               $ 273,933             $ 273,663
Buildings and improvements                           766,209               770,757
Real estate related intangible assets                 17,410                18,284
                                              --------------------  --------------------
   Total investments in properties                 1,057,552             1,062,704
Less accumulated depreciation and                   (124,670)             (110,062)
amortization
Assets held for sale, net of accumulated
     depreciation of $1,770 and $1,578 at 9/30/05
     and 12/31/04, respectively                       14,245                8,221
                                              --------------------  --------------------
   Net investments in properties                     947,127               960,863
Cash and cash equivalents                             40,443                 1,519
Restricted cash                                        1,551                 1,551
Deferred rent receivable                              19,302                18,511
Investment in unconsolidated joint venture             3,472                 3,559
Other assets                                          24,812                19,653
                                              --------------------  --------------------
   Total assets                                   $1,036,707            $1,005,656
                                              ====================  ====================

Liabilities:
Mortgage notes payable                             $ 359,891             $ 292,822
Mortgage notes payable - related parties              10,146                10,420
Line of credit - related parties                           -                 9,560
Revolving line of credit                                   -                24,208
Interest payable                                         327                   327
Security deposits                                      8,434                 8,544
Deferred rental income                                11,691                11,038
Liabilities related to assets held for sale               80                    14
Dividend/distribution payable                         16,727                16,718
Accounts payable and accrued expenses                 10,971                 6,704
                                              --------------------  --------------------
   Total liabilities                                 418,267               380,355

Minority interests                                   503,769               512,089

Stockholders' equity:
Common stock, $.001 par value                             18                    18
Paid in capital                                      137,217               134,539
Accumulated deficit                                  (22,564)              (21,345)
                                              --------------------  --------------------
   Total stockholders' equity                        114,671               113,212
                                              --------------------  --------------------
   Total liabilities and stockholders' equity     $1,036,707            $1,005,656
                                              ====================  ====================


(1) Includes approximately $472 in amortization expense for the three months ended September 30, 2005 and 2004 and approximately $1,416 in amortization expense for the nine months ended September 30, 2005 and 2004 for the amortization of the above-market lease intangible asset of the San Tomas Technology Park acquisition pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."

(2) Includes approximately $321 and $440 in amortization expense for the three months ended September 30, 2005 and 2004, respectively, and approximately $1,122 and $1,732 in amortization expense for the nine months ended September 30, 2005 and 2004, respectively, for the amortization of in-place lease value of the San Tomas Technology Park acquisition pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."

(3) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(4) The minority interest for third parties has been deducted from total minority interest in calculating FFO.

(5) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.